PROMISSORY NOTE



US $9,800,000.00                                       Dated as of April 4, 1997

    FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promises to pay to the order of CNL FINANCIAL I, INC., a Florida corporation, at 400 East South Street, Suite 500, Orlando, Florida 32801, or such other place as the holder hereof may designate in writing, or order, the principal sum of NINE MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS (US $9,800,000.00) with interest as set forth herein. All computation of interest shall be made by the holder on the basis of a year of 360 days and shall be allocated in twelve (12) equal monthly installments.

    INTEREST RATE: Interest shall accrue on the unpaid principal balance from the date of this Note, until paid, at the rate of 320 basis points above the "LIBOR Base Rate" as hereinafter defined. The interest rate shall initially be calculated with reference to the LIBOR Base Rate which is in effect on the date hereof and shall be adjusted on the first (1st) day of each month thereafter (the "Change Date"). The interest rate shall be fixed until the next Change Date as such LIBOR Base Rate changes. Interest shall be calculated on the basis of a three hundred sixty (360) day year, and charged for the actual number of days elapsed in an interest payment period. The term "LIBOR Base Rate" shall mean that rate per annum for United States dollar deposits with a one month maturity for an amount equal or comparable to the outstanding principal balance of this Note as reported on Telerate page 3750 (or if not so reported, then as determined by Lender from another recognized source of interbank quotations of Lender's choice), as of 11:00 a.m. London time, two (2)London business days prior to each Change Date for settlement in immediately available funds by major top credit quality banks in the London Interbank Market. The LIBOR Base Rate shall be rounded to the next higher 1/32nd of 1%. The LIBOR Base Rate is one of several interest rate bases used by Lender, and is not necessarily the lowest or most favorable rate of interest offered by Lender.

    PAYMENTS OF PRINCIPAL AND INTEREST: Beginning on the first (1st) day following the first full calendar month after the date hereof, and continuing on the first (1st) day of each month thereafter, the undersigned shall make consecutive monthly payments of principal and interest in the amount necessary to fully amortize the principal balance of this Note in equal monthly payments over the remaining term of this Note until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on May 1, 2012 (the "Maturity Date").

    If any installment under this Note is not received by the holder hereof within ten (10) calendar days after holder's written demand for such amount, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof. The holder hereof may exercise this option to accelerate during any Default (as hereinafter defined) by the undersigned regardless of any prior forbearance. In the event of

                                                  Borrower's Initials:__________
any Default under this Note or any Instrument or any other Loan Document (as such terms are hereinafter defined), and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder hereof all of its expenses and costs, including, but not limited to, reasonable attorneys' fees and expenses, including reasonable attorneys' fees and expenses on any appeal. Any forbearance by the holder in exercising any right or remedy under this Note or any Instrument or any other Loan Document, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by the holder of payment of any sum due hereunder after the due date of such payment or after holder has declared an event of Default shall not be a waiver of holder's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment.

    If any installment under this Note is not received by the holder hereof within ten (10) calendar days after the installment is due, the undersigned shall pay to the holder hereof a late charge of five percent (5%) of such installment, such late charge to be immediately due and payable without demand by the holder hereof. If any installment under this Note or any other monetary payment due under this Note, any Instrument or any other Loan Document remains past due for ten (10) calendar days or more after holder's written demand for such amount, or if there shall exist any other Default under this Note, any Instrument or any other Loan Document (after any applicable notice or cure period provided therein or herein), the outstanding balance of this Note shall bear interest during the period in which the undersigned is in Default at the lesser of (i) four percent (4%) above the interest rate referenced in the first paragraph above or (ii) the highest rate allowed by applicable law.

    From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein (after any applicable notice or cure period, if any, provided therein or herein) and without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder or otherwise modify, amend or waive any term or provision of this Note, any Instrument or any other Loan Document.

    Presentment, notice of dishonor, right to set off and counterclaim, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint

                                                  Borrower's Initials:__________
and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

    The indebtedness evidenced by this Note is secured by that certain Commercial Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing (herein the "Instrument"), executed by the undersigned or its affiliates, and encumbering certain real property more particularly described therein (herein referred to as the "Property"), and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note.

    A Default as defined in any Instrument or any and all other notes, instruments, guaranties, documents and agreements evidencing or securing or relating to the same or the indebtedness represented or secured thereby (herein a "Loan Document") under any Instrument or any Loan Document shall constitute a Default under this Note.

    Unless funds are advanced hereunder on the first day of the month, the undersigned shall pay the holder hereof interest only, in advance, on the outstanding principal balance of this Note at the rate set forth above from the date that funds are advanced to and including the last day of the month on which funds are so advanced.

    Unless applicable law provides otherwise, so long as the undersigned is not in Default hereunder, all payments received by the holder under this Note or any Instrument shall be applied by holder in the following order of priority: (i) amounts due and payable to holder by the undersigned for any advances made by the holder under the Instrument or under any of the other Instruments or Loan Documents for the purposes of paying taxes, insurance and other charges incurred with respect to the Property; (ii) interest due and payable on the Note; (iii) principal of the Note; (iv) interest due and payable on advances made by the holder under the Instrument or under any of the other Instruments or Loan Documents in order to protect the holder's security interest in any of the collateral securing the Note; (v) principal of advances made on advances made by the holder under the Instrument or under any of the other Instruments or Loan Documents in order to protect the holder's security interest in any of the collateral securing the Note; (vi) interest due and payable on any Future Advance (as such term is defined in the Instrument), provided that if more than one Future Advance is outstanding, the holder may apply payments received among the amounts of interest payable on the Future Advances in such order as the holder, in the holder's sole discretion, may determine; (vii) principal of any Future Advance, provided that if more than one Future Advance is outstanding, the holder may apply payments received among the principal balances of the Future Advances in such order as the holder, in the holder's sole discretion, may determine; and (viii) any other sums due and payable secured by this Instrument or under any of the other Instruments in such order as the holder, at the holder's option, may determine; provided, however, that the holder may, at the holder's option, apply any sums payable on advances made by the holder under the Instrument or under any of the other Instruments or Loan Documents in order to protect the holder's security interest in any of the collateral securing the Note prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application herein. Upon the

                                                  Borrower's Initials:__________
undersigned's Default under this Note, the Instrument, any of the other Instruments or in any of the other Loan Documents, the holder may apply any payments received by the holder in any amount and in any order as the holder shall determine in the holder's sole discretion.

    ADDITIONAL COVENANTS. In addition to the covenants and agreements made in this Note, the undersigned further covenants and agrees with and in favor of holder as follows:

A. Prepayment Premium

    1. Partial or Full Prepayment. At any time after the first one (1) year of the Note term and upon giving holder sixty (60) days prior written notice, the undersigned may prepay the all or a portion of the unpaid principal balance of the Note on the last Business Day before a scheduled monthly payment date by paying, in addition to the amount being prepaid, accrued interest, and any other sums due holder at the time of prepayment, a Prepayment Premium equal to one percent (1%) of the amount of principal being prepaid.

    Except as provided in the next sentence, any partial prepayment of the outstanding indebtedness shall not extend the due date of any subsequent monthly installments or change the amount of such installments, unless the holder shall otherwise agree in writing. Upon any partial prepayment, the holder shall have the option, in its sole and absolute discretion, to recast the monthly installments due under the Note so that the maturity date of the Note shall remain the same.

    2. Prepayment Premium Due Whether Voluntary or Involuntary Prepayment; Insurance and Condemnation Proceeds

    The undersigned shall pay the Prepayment Premium due under this Note whether the prepayment is voluntary or involuntary (in connection with the holder's acceleration of the unpaid principal balance of the Note) or the Instrument is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, the undersigned shall not be required to pay any Prepayment Premium in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under the Instrument. For a prepayment occurring prior to the time that a voluntary prepayment is permitted hereunder whether as a result of acceleration of this Note or otherwise, then a Prepayment Premium shall be due and payable in the amount set forth above plus an additional five percent (5%) of the principal amount prepaid.

    If the undersigned shall give notice of a prepayment but shall fail, for any reason, to make such prepayment, the undersigned shall immediately pay the holder hereof any and all reasonable costs, fees and expenses (including reasonable in house and outside attorneys' fees and expenses) associated with the holder hereof's administrative preparation for such prepayment.

                                                  Borrower's Initials:__________

    The Prepayment Premium is the negotiated charge between the undersigned and the holder hereof for the privilege of the undersigned to prepay this Note at the times provided above and to reimburse holder for administrative and other costs related thereto and is not a penalty. Borrower further agrees to indemnify the holder hereof and hold it harmless from any costs, fees, expenses (including reasonable attorneys' fees and expenses) resulting from any action, litigation or judicial action alleging or claiming that the Prepayment Premium is a penalty.

    3.  Notice; Business Day

    Any notice to the holder provided for in this Note shall be given in the manner provided in the Instrument. The term "Business Day" means any day other than a Saturday, a Sunday, or any other day on which the holder is not open for business. Notices to the holder shall be by certified mail, return receipt requested, or by national receipted overnight delivery service, to the address of the holder as set forth above or as otherwise specified in writing by the holder, and shall be effective only upon delivery or attempted delivery.

B. Assignment

    This Note is freely assignable in whole or in part, from time to time, by the holder and the holder may grant participation interest(s) herein. Without limiting the foregoing, the undersigned understands and agrees that the holder intends to and may sell, pledge, grant a security interest in, collaterally assign, transfer, deliver or otherwise dispose of this Note and the undersigned's other Loan Documents (or any interest therein, or its rights and powers thereunder), from time to time, in connection with the Securitization (as defined in the Instrument). This Note shall be binding upon the undersigned, its heirs, devises, administrators, executives, personal representatives, successors, receivers, trustees, permitted assignees, including all successors in interest of the undersigned, and shall inure to the benefit of the holder hereof, and the successors and assignees of the holder hereof.

C. Governing Law; Miscellaneous

    This Note shall be governed by and construed in accordance with the laws of the State of Arizona and applicable federal law, except for enforcement rights as to any such Property which must be governed by the law of any other jurisdiction in which any such Property may be located. The undersigned and holder agree that any dispute arising out of this Note shall be subject to the jurisdiction of both the state and federal courts in Arizona. For that purpose, the undersigned hereby submits to the jurisdiction of the state and federal courts of Arizona. The undersigned further agrees to accept service of process out of any of the aforesaid courts in any such dispute by registered or certified mail addressed to the undersigned. Nothing herein contained, however, shall prevent holder from bringing any action or exercising any rights against
(i) the undersigned, (ii) any security, (ii) a guarantor personally, or (iv) the assets of the undersigned or any guarantor, within any other state or jurisdiction. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereof hereunder or otherwise exceed the

                                                  Borrower's Initials:__________
maximum amount permissible under applicable law. If from any circumstance whatsoever interest would otherwise be payable to the holder in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced automatically to the maximum amount permitted by applicable law. If the holder hereof shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing hereunder in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between the undersigned and the holder hereof.

    Whenever possible this Note and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. Any provisions of this Note which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In addition, any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

WAIVER OF JURY TRIAL. THE UNDERSIGNED AND HOLDER BY ITS ACCEPTANCE  HEREOF,  FOR
ITSELF  AND  FOR  EACH  HOLDER  HEREOF,   HEREBY   KNOWINGLY,   VOLUNTARILY  AND
INTENTIONALLY AGREE, THAT:

    (A) NEITHER THE UNDERSIGNED NOR HOLDER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS NOTE, ANY INSTRUMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

    (B) NEITHER THE UNDERSIGNED NOR HOLDER SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

    (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY

                                                  Borrower's Initials:__________

NEGOTIATED BY THE UNDERSIGNED AND HOLDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

    (D) NEITHER THE UNDERSIGNED NOR HOLDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES;

    (E) IN NO EVENT SHALL HOLDER BE RESPONSIBLE OR LIABLE FOR CONSEQUENTIAL OR PUNITIVE DAMAGES; AND

    (F) THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER TO ENTER INTO THIS TRANSACTION AND IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

                             NOTICE TO THE BORROWER

    Do not sign this Note before you read it. This Note provides for the payment of a premium if you wish to repay the Loan prior to the date provided for repayment in this Note. In addition, this Note authorizes the holder to refuse to accept repayment of the Loan prior to the date provided for repayment in this Note unless certain conditions stated in this Note are met.


Signed, sealed and delivered in the
presence of:                            MAIN ST. CALIFORNIA, INC.,
                                        an Arizona corporation

                                        By:
-----------------------------------        -------------------------------------
Name:                                   Name:
     ------------------------------          -----------------------------------
                                        Title:
                                              ----------------------------------


                                                                (CORPORATE SEAL)
------------------------------
Name:
     -------------------------
                                        Borrower's Address:
                                        5050 North 40th Street, Suite 200
                                        Phoenix, AZ  85018

STATE OF _______________
COUNTY OF _____________

    BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared ___________________, known to me to be the ________________ of MAIN ST. CALIFORNIA, INC., an Arizona corporation, that executed the foregoing instrument, and known to me to be the person who executed the foregoing instrument on behalf of said corporation, for the purposes and consideration therein expressed.

          GIVEN UNDER MY HAND AND SEAL this _______ day of ______________, 1997.


                                        ----------------------------------------
                                        Notary Public - State of
                                                                ----------------

                                        Print Name:
                                                   -----------------------------
                                        Commission Number:
                                                          ----------------------
                                        Commission Expires:
                                                           ---------------------


This instrument was prepared by:  Daniel F. McIntosh, Esquire
                                  Lowndes, Drosdick, Doster, Kantor & Reed, P.A. 215 North Eola Drive
                                  Orlando, Florida  32801

                          REQUEST FOR FULL RECONVEYANCE

TO TRUSTEE:

    The undersigned is the holder of the note or notes secured by this Instrument. Said note or notes, together with all other indebtedness secured by this Instrument have been paid in full. You are hereby directed to cancel said note or notes and this Instrument, which are delivered hereby, and to reconvey, without warranty, all the estate now held by you under this Instrument to the person or persons legally entitled thereto.

Date:
     ------------------------------     ----------------------------------------